SSGA Funds

SSGA Clarion Real Estate Fund—Class N

SUMMARY PROSPECTUS—DECEMBER 18, 2014, AS AMENDED SEPTEMBER 4, 2015	TICKER SYMBOL: SSREX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You may find the fund’s prospectus and other information about the fund online at:

http://www.ssgafunds.com/product/fund.seam?ticker=SSREX

You also may get this information at no cost by calling (800) 997-7327 or by sending an e-mail request to fund_inquiry@ssgafunds.com. The fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

SSGA Clarion Real Estate Fund (the “Fund”) seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense information has been restated to reflect current fees.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.51%
Total Annual Fund Operating Expenses	1.41%
Less Fee Waivers and/or Expense Reimbursements	(0.41)%[1]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%[2]

[1]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.75% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2015 except with the approval of the Fund’s Board of Trustees. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Fund’s Board of Trustees.

[2]	The expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$102	$390	$715	$1,633

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets (plus borrowings, if any) in real estate investment trusts (“REITs”). A REIT is a trust or similar entity that owns, invests in or operates real property assets. REITs may not have diversified holdings. The Fund is non-diversified, that is, compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. The Fund attempts to meet its objective through the active selection of REITs, primarily from among those included in the Dow Jones U.S. Select REIT® Index (the Fund’s benchmark), and across different

SSGA Clarion Real Estate Fund—Class N

SUMMARY PROSPECTUS—DECEMBER 18, 2014, AS AMENDED SEPTEMBER 4, 2015	TICKER SYMBOL: SSREX

industry types and regions based on the fundamental research of the Fund’s investment sub-adviser, CBRE Clarion Securities LLC (“CBRE Clarion” or the “Sub-Adviser”). The Fund invests with a relatively long-term horizon.

The Fund may invest up to 20% of its net assets in non-REIT real estate securities, as well as equity and fixed income securities of non-real estate companies. The Fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the Fund’s Adviser, in order to manage its cash. The Fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Fund may involve more risks, and consequently, the Fund may have a more volatile share price than a fund investing primarily in a diversified portfolio of equity securities of large, established U.S. corporations.

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Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

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Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them.

•	Stock Market Risk. Stock values could decline generally or could under-perform other investments.

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Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

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Non-Diversified Investments. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than may a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

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Real Property Securities Risk. An investment in a real property company, including a REIT, may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, overbuilding losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses, poor performance by the manager of the real property company, adverse changes in tax laws, difficulties in valuing and disposing of real estate, and the effect of general declines in stock prices.

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REIT Risk. In addition to the risks associated with investing in the securities of real property companies, REITs are subject to certain additional risks. REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on capital markets. Investments in REITs are also subject to the risks affecting equity markets generally. Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the Fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods, and compares the Fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the Fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. The Fund’s past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 997-7327 or by visiting our website at www.ssgafunds.com.

SSGA Clarion Real Estate Fund—Class N

SUMMARY PROSPECTUS—DECEMBER 18, 2014, AS AMENDED SEPTEMBER 4, 2015	TICKER SYMBOL: SSREX

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
September 30, 2009: 30.54%	December 31, 2008: (41.84)%	September 30, 2014: 14.27%

Average Annual Total Returns

For the Periods Ending December 31, 2013:

SSGA Clarion Real Estate Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	1.55%	14.51%	7.62%
Return After Taxes on Distributions	0.60%	13.52%	5.95%
Return After Taxes on Distributions and Sale of Fund Shares	0.88%	11.18%	6.00%
Dow Jones U.S. Select REIT® Index (reflects no deduction for fees, expenses or taxes)	1.34%	16.42%	8.25%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

Fund returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because it reflects the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

CBRE Clarion Securities LLC (“CBRE Clarion”) serves as the sub-adviser to the Fund.

T. Ritson Ferguson and Joseph P. Smith serve as portfolio managers of the Fund. They have managed the Fund since January 2013.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem Fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

By Intermediary: If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact Boston Financial Data Services Group at 877-332-6207 or email them at nsccresearch@bostonfinancial.com with questions.

SSGA Clarion Real Estate Fund—Class N

SUMMARY PROSPECTUS—DECEMBER 18, 2014, AS AMENDED SEPTEMBER 4, 2015	TICKER SYMBOL: SSREX

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

SSREXSUMMPROS

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